UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2018

SJW Group

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-8966	77-0066628
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 W. Taylor Street

San Jose, California 95110

(Address of principal executive offices, including zip code)

(408) 279-7800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On March 14, 2018, SJW Group, a Delaware corporation (the “Company”), Hydro Sub, Inc., a Connecticut corporation and a direct wholly owned subsidiary of the Company (“Merger Sub”), and Connecticut Water Service, Inc., a Connecticut corporation (“CTWS”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).

The Merger.

The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into CTWS (the “Merger”), with CTWS surviving the Merger as a wholly owned subsidiary of the Company. Subject to the terms and conditions of the Merger Agreement, at the time at which the Merger becomes effective (the “Effective Time”), each share of common stock, without par value, of CTWS (each, a “CTWS Common Share”), other than CTWS Common Shares directly or indirectly owned by the Company, Merger Sub, CTWS or any of their respective subsidiaries (in each case, other than any CTWS Common Shares held on behalf of third parties), issued and outstanding immediately prior to the Effective Time will be converted into the right to receive 1.1375 shares of common stock of the Company, par value $0.001 (“Company Common Shares”) (such number of Company Common Shares, the “Merger Consideration”).

Effect on Company Equity Awards.

Under the Merger Agreement, all outstanding CTWS Performance Share Units (“PSUs”) granted prior to the date of the Merger Agreement will become vested as to a number of PSUs determined by calculating actual performance of the performance goals up to the Effective Time (as may be adjusted to eliminate the impact of any non-recurring costs and expenses associated with the Merger), and each such PSU that becomes so vested will be cancelled and converted into the right to receive the Merger Consideration. All outstanding PSUs granted on or after the date of the Merger Agreement will be assumed by the Company and converted into a time-based vesting award based on the target number of PSUs that was subject to each applicable PSU award immediately prior to the closing of the Merger. The Company will assume all outstanding CTWS Restricted Share Units (“RSUs”) and such RSUs will be converted into Company restricted share units. All outstanding CTWS Performance Cash Units (“PCUs”) granted prior to the date of the Merger Agreement will become vested as to a number of PCUs determined by calculating actual performance of the performance goals up to the Effective Time (as may be adjusted to eliminate the impact of any non-recurring costs and expenses associated with the Merger), and each such PCU that becomes so vested will be cancelled and converted into the right to receive a cash payment. All outstanding PCUs granted on or after the date of the Merger Agreement will be assumed by the Company and converted into a time-based vesting cash award based on the target number of PCUs that was subject to each applicable PCU award immediately prior to the closing of the Merger. The Company will assume all outstanding CTWS Deferred Share Units (“DSUs”) and such DSUs will be converted into Company deferred share units.

Conditions to the Merger.

Consummation of the Merger is subject to customary conditions, including, without limitation: approval by the Company’s stockholders of an amendment of the Company’s certificate of incorporation to increase the Company’s authorized capital stock to 73,000,000 shares and the Company Common Shares to 72,000,000 (the “Charter Amendment”); approval by the Company’s stockholders to issue the Company Common Shares to be issued as Merger Consideration in the Merger; approval of the Merger Agreement by the CTWS shareholders; the listing on the New York Stock Exchange of the Company Common Shares to be issued as Merger Consideration in the Merger; receipt of certain governmental approvals, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, the approval of the Maine Public Utilities Commission and the Connecticut Public Utilities Regulatory Authority, and pre-approvals of any license transfers from the Federal Communications Commission; the absence of any law or judgment prohibiting the consummation of the Merger or the Charter Amendment; the effectiveness of the registration statement on Form S-4 to register the Company Common Shares to be issued as Merger Consideration in the Merger; the accuracy of the representations and warranties of the parties (subject to customary materiality qualifiers); each party’s performance in all material respects of its obligations contained in the Merger Agreement; the absence of any material adverse effect on the Company or CTWS since the date of the Merger Agreement, which has not been ameliorated or cured; and the receipt by each party of customary opinions from counsel to the effect that the Merger will qualify as a reorganization for U.S. federal income tax purposes.

Termination Rights.

The Merger Agreement contains certain customary termination rights for the Company and CTWS, including, without limitation, if the Merger is not consummated on or before March 14, 2019, subject to automatic extension to June 14, 2019 if needed to satisfy the governmental approvals condition. Upon termination of the Merger Agreement under specified circumstances, including a change in the recommendation of CTWS’s or the Company’s board of directors, the termination by CTWS or the Company in order to accept a superior proposal with respect to an alternative transaction, or, in certain circumstances, as a result of a material breach of the parties’ respective non-solicitation obligations, CTWS will be required to pay the Company a cash termination fee of $28.1 million or the Company will be required to pay CTWS a cash termination fee of $42.5 million. In addition, upon termination of the Merger Agreement as a result of a party’s failure to obtain the approval of its stockholders, such party will be required to reimburse the other party for all the documented out-of-pocket fees and expenses incurred by such party or its affiliates in connection with the Merger Agreement up to a maximum of $5 million.

Post-Closing Governance.

The Merger Agreement provides that, upon consummation of the Merger, the Company’s board of directors shall be comprised of twelve directors, including seven directors selected by the Company (one of whom shall be the Chairman, Chief Executive Officer and President of the Company) (collectively, the “Company Directors” and each board seat, a “Company Board Seat”) and five directors selected by CTWS (one of whom shall be the Lead Independent Director of the Company’s board of directors) (collectively, the “CTWS Directors” and each board seat, a “CTWS Board Seat”). The Merger Agreement also provides that the Company will amend its bylaws to provide that, until the annual or special meeting at which directors of the Company are elected during the calendar year ended December 31, 2020, the Company Directors will have the exclusive power and authority to nominate or appoint replacement directors for the seven Company Board Seats and the CTWS Directors will have the exclusive power and authority to nominate or appoint replacement directors for the five CTWS Board Seats, in each case, unless otherwise determined by the affirmative vote of at least 75% of the members of the Company’s board of directors. Upon consummation of the Merger until December 31, 2020, unless otherwise determined by the affirmative vote of at least 75% of the members of the Company’s board of directors, the CTWS Directors have the authority to designate the Lead Independent Director from among the CTWS Directors. In addition, within two years of the consummation of the Merger, the Company will change its name to a name reflecting the combined company.

Representations, Warranties and Covenants.

The Company, Merger Sub and CTWS have each made customary representations, warranties and covenants in the Merger Agreement, including covenants not to solicit alternative transactions and, subject to certain exceptions, not to participate in discussions or negotiations regarding, or furnish non-public information in connection with, a proposal or offer with respect to an alternative transaction. Until the Effective Time, each of the Company, Merger Sub and CTWS has agreed to operate its business in the ordinary course of business consistent with past practice in all material respects and has agreed to certain other restrictive covenants.

The Merger Agreement and the above description of the Merger Agreement have been included to provide investors with information regarding the terms of the Merger Agreement. It is not intended to provide any other factual information about the Company, CTWS or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement and may be subject to limitations agreed upon by the parties in connection with negotiating the terms of the Merger Agreement, including being qualified by confidential disclosures made by each party to the other for the purposes of allocating contractual risk between them. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from those generally applicable to investors and may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company or CTWS. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q, Form S-4 to be filed by the Company in connection with the Merger, and other documents that the parties file with the Securities and Exchange Commission (“SEC”). Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, CTWS or any of their respective subsidiaries, affiliates or businesses.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1, and incorporated herein by reference.

Voting and Support Agreements

As an inducement to the parties entering into the Merger Agreement, on March 14, 2018, certain stockholders of the Company beneficially owning, in the aggregate, approximately 16% of the outstanding Company Common Shares entered into Voting and Support Agreements with the Company (collectively, the “Voting and Support Agreements”), pursuant to which such persons have agreed to vote those shares in favor of the matters to be submitted to the Company’s stockholders as described above, subject to the terms and conditions set forth in the Voting and Support Agreements.

The foregoing description of the Voting and Support Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Voting and Support Agreements, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3, and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On March 15, 2018, the Company and CTWS issued a joint press release announcing their entry into the Merger Agreement, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference. The Company and CTWS also distributed an investor presentation with respect to the proposed transactions contemplated by the Merger Agreement, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information under this Item 7.01 of this current report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is being furnished and, as a result, such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Litigation Reform Act of 1995, as amended. Some of these forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “projects,” “strategy,” or “anticipates,” or the negative of those words or other comparable terminology.

The accuracy of such statements is subject to a number of risks, uncertainties and assumptions including, but not limited to, the following factors: (1) the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approvals from the shareholders of CTWS or the stockholders of the Company for the transaction are not obtained; (2) the risk that the regulatory approvals required for the transaction are not obtained, or that in order to obtain such regulatory approvals, conditions are imposed that adversely affect the anticipated benefits from the proposed transaction or cause the parties to abandon the proposed transaction; (3) the risk that the anticipated tax treatment of the transaction is not obtained; (4) the effect of water, utility, environmental and other governmental policies and regulations; (5) litigation relating to the transaction; (6) uncertainties as to the timing of the consummation of the transaction and the ability of each party to consummate the transaction; (7) risks that the proposed transaction disrupts the current plans and operations of CTWS or the Company; (8) the ability of CTWS and the Company to retain and hire key personnel; (9) competitive responses to the proposed transaction; (10) unexpected costs, charges or expenses resulting from the transaction; (11) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (12) the combined companies’ ability to achieve the growth prospects and synergies expected from the transaction, as well as delays, challenges and expenses associated with integrating the combined companies’ existing businesses; and (13) legislative and economic developments. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the joint proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that will be filed with the SEC in connection with the proposed transaction.

In addition, actual results are subject to other risks and uncertainties that relate more broadly to the Company’s overall business, including those more fully described in the Company’s filings with the SEC including its annual report on Form 10-K for the fiscal year ended December 31, 2017, and CTWS’s overall business and financial condition, including those more fully described in CTWS’s filings with the SEC including its annual report on Form 10-K for the fiscal year ended December 31, 2017, which will be filed today. Forward looking statements are not guarantees of performance, and speak only as of the date made, and neither the Company or its management nor CTWS or its management undertakes any obligation to update or revise any forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed transaction between the Company and CTWS, the Company will file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement of the Company and CTWS that also constitutes a prospectus of the Company. The Company and CTWS may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus, Form S-4 or any other document which the Company or CTWS may file with the SEC. INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND CTWS ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Form S-4 and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by the Company and CTWS through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by the Company will be made available free of charge on the Company’s investor relations website at https://sjwgroup.com/investor_relations. Copies of documents filed with the SEC by CTWS will be made available free of charge on CTWS’s investor relations website at https://ir.ctwater.com.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to sell, or the solicitation of an offer to subscribe for or buy, or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in the Solicitation

The Company, CTWS and certain of their respective directors and officers, and other members of management and employees, may be deemed to be participants in the solicitation of proxies from the holders of the Company and CTWS securities in respect of the proposed transaction. Information regarding the Company’s directors and officers is available in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2017 and its proxy statement for its 2018 annual meeting dated March 6, 2018, which are filed with the SEC. Information regarding CTWS’s directors and officers is available in CTWS’s annual report on Form 10-K for the fiscal year ended December 31, 2017, which will be filed today, and its proxy statement for its 2017 annual meeting dated March 30, 2017, which is filed with the SEC. Investors may obtain additional information regarding the interest of such participants by reading the Form S-4 and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by the Company and CTWS. These documents will be available free of charge from the sources indicated above.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Document
2.1	Agreement and Plan of Merger, dated as of March 14, 2018, by and among the Company, Merger Sub and CTWS*

10.1	Voting and Support Agreement, dated as of March 14, 2018, by and between the Company and George Edward Moss Revocable Trust dated August 18, 1982, as amended and restated March 11, 2016

10.2	Voting and Support Agreement, dated as of March 14, 2018, by and between the Company, Non-Exempt Bypass Trust created under the Roscoe Moss Jr. Revocable Trust dated March 14, 1982 and Exempt Bypass Trust created under the Roscoe Moss Jr. Revocable Trust dated March 14, 1982

10.3	Voting and Support Agreement, dated as of March 14, 2018, by and between the Company and Robert A. Van Valer

99.1	Joint press release, dated March 15, 2018, issued by the Company and CTWS

99.2	Investor Presentation, dated March 15, 2018

*	Pursuant to Item 601(b)(2) of Regulation S-K, certain exhibits and schedules have been omitted. The registrant hereby agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SJW GROUP

Date: March 15, 2018	/s/ James P. Lynch
James P. Lynch, Chief Financial Officer and Treasurer